                               FIRST AMENDMENT TO
                   FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of March 30, 2004, by and among Interface, Inc., Interface Europe Ltd., and Interface Europe B.V. (each a "Borrower" and, collectively, the "Borrowers"); the "Subsidiary L/C Account Parties" listed on the signature pages hereto; the "Lenders" listed on the signature pages hereto; and Wachovia Bank, National Association, as Domestic Agent, Multicurrency Agent and Collateral Agent (in each of such capacities, the "Agent").

                                   WITNESSETH:

         WHEREAS, the Borrowers, the Subsidiary L/C Account Parties, the Lenders, and the Agent executed and delivered that certain Fifth Amended and Restated Credit Agreement dated as of June 17, 2003 (as the same may be amended, restated, supplemented, or otherwise modified from time to time, the "Credit Agreement");

         WHEREAS, the Borrowers have requested that the Required Lenders agree to certain amendments to the Credit Agreement as more fully set forth herein;

         NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrowers, the Subsidiary L/C Account Parties, the Lenders, and the Agent hereby covenant and agree as follows:

         1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof," "hereunder," "herein," and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

         2. Amendment to Credit Agreement. The definition of "Total Fixed Charges" in Section 1.01 of the Credit Agreement is hereby amended so that it reads, in its entirety, as follows:

                  "Total Fixed Charges" shall mean, for any fiscal period of Interface and without duplication, the sum of (a) Consolidated Cash Interest Expense for such period (provided, that, solely for purposes of calculating the amount to be derived from this definition, any interest payments on the Existing Senior Notes which are due and payable by Interface on April 1 or October 1 of a given fiscal year of Interface shall, when paid, be deemed to have been paid in the second fiscal quarter and the fourth fiscal quarter, respectively, of such fiscal year), plus (b) payments made in respect of capital leases during such period, plus (c) scheduled payments of principal made during such period in respect of all Indebtedness which, when such Indebtedness was incurred, had a stated maturity of more than one year from the date it was so incurred (other than payments made in respect of the Senior Subordinated Notes or the Senior Notes at their stated final maturity) plus (d) Consolidated Restricted Payments made during such period (but not before March 30, 2003).

         3. Restatement of Representations and Warranties. Each of the Borrowers and the Subsidiary L/C Account Parties hereby restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Credit Documents as fully as if made on the date hereof and with specific reference to this Amendment and all other documents executed and/or delivered in connection herewith.

         4. Effect of Amendment. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Credit Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrowers and the Subsidiary L/C Account Parties. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

         5. Ratification. Each of the Borrowers and the Subsidiary L/C Account Parties hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and the other Credit Documents effective as of the date hereof.

         6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which may be delivered by facsimile and which when so executed and delivered (including counterparts delivered by facsimile) shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

         7. Section References. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

         8. No Default. To induce the Agent and the Lenders to enter into this Amendment and to continue to make advances pursuant to the Credit Agreement, each of the Borrowers and the Subsidiary L/C Account Parties hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of any of the Borrowers or any of the Subsidiary L/C Account Parties arising out of or with respect to any of the Loans or other obligations of the Borrowers or the Subsidiary L/C Account Parties owed to the Lenders under the Credit Agreement or the other Credit Documents.

         9. Further Assurances. Each of the Borrowers and the Subsidiary L/C Account Parties agrees to take such further actions as the Agent shall reasonably request in connection herewith to evidence the amendments herein contained.

         10. Governing Law. This Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of New York (without giving effect to the conflicts of law principles thereof, other than Section 5-1401 of the New York General Obligations Law).

         11. Conditions Precedent. This Amendment shall become effective only upon execution and delivery of (a) this Amendment by each of the Borrowers, each of the Subsidiary L/C Account Parties, the Agent (in its capacities as Domestic Agent, Multicurrency Agent, and Collateral Agent), and the Required Lenders and (b) the acknowledgement and agreement of the other Credit Parties in the form attached hereto.


                         [SIGNATURES ON FOLLOWING PAGES]

         IN WITNESS WHEREOF, each of the Borrowers, the Subsidiary L/C Account Parties, the Agent (in its capacities as Domestic Agent, Multicurrency Agent, and Collateral Agent), and the Required Lenders has caused this Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                                  WACHOVIA BANK, NATIONAL
                                  ASSOCIATION, as Domestic Agent, Multicurrency Agent, Collateral Agent, and as a Lender


                                  By:      /s/ Joseph L. White
                                      ------------------------------------------

                                  Name: Joseph L. White

                                  Title:   Director


                                  FLEET CAPITAL CORPORATION, as a Lender


                                  By:      /s/ Ashley Cone
                                      ------------------------------------------

                                  Name:    Ashley Cone

                                  Title:   Vice President


                                  GENERAL ELECTRIC CAPITAL
                                  CORPORATION, as a Lender


                                  By:      /s/ C. Mark Smith
                                      ------------------------------------------

                                  Name:    C. Mark Smith

                                  Title:   Duly Authorized Signatory

                                  THE CIT GROUP/COMMERCIAL SERVICES,
                                  INC., as a Lender


                                  By:      /s/ M. Kim Carpenter
                                      ------------------------------------------

                                  Name: M. Kim Carpenter

                                  Title:   Vice President


                                  SIEMENS FINANCIAL SERVICES, INC., as a
                                  Lender


                                  By:      /s/ Frank Amodio
                                      ------------------------------------------

                                  Name:    Frank Amodio

                                  Title:   Vice President - Credit

                                  BORROWERS:
                                  ---------

                                  INTERFACE, INC.



                                  By:      /s/ Daniel T. Hendrix
                                      ------------------------------------------

                                  Name: Daniel T. Hendrix

                                  Title:   President and Chief Executive Officer

                                  INTERFACE EUROPE B.V.
                                  INTERFACE EUROPE LTD.


                                  By:      /s/ Daniel T. Hendrix
                                      ------------------------------------------

                                  Name:    Daniel T. Hendrix

                                  Title:   Director


                                  SUBSIDIARY L/C ACCOUNT PARTIES:
                                  ------------------------------

                                  INTERFACE FLOORING SYSTEMS, INC.
                                  INTERFACE FABRICS GROUP, INC.
                                  INTERFACE ARCHITECTURAL RESOURCES,
                                      INC.



                                  By:      /s/ Daniel T. Hendrix
                                      ------------------------------------------

                                  Name:    Daniel T. Hendrix

                                  Title:   Senior Vice President

         ACKNOWLEDGMENT AND AGREEMENT OF OTHER CREDIT PARTIES

Each of the following has caused this Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written, thereby evidencing its acknowledgement and agreement to the same and its reaffirmation (in light of the content of such Amendment) of all of its obligations and covenants under the Credit Documents to which it is a party (including, without limitation, the Domestic Guaranty Agreements or UK Guaranty and Security Agreement):

                        OTHER CREDIT PARTIES:
                        --------------------

                        ARCHITECTURAL FLOORS, INC.
                        BENTLEY PRINCE STREET, INC. (F/K/A BENTLEY MILLS, INC.) BENTLEY MILLS, INC. (F/K/A BENTLEY ROYALTY COMPANY) INTERFACE FABRICS GROUP SOUTH, INC.
                         (F/K/A CHATHAM, INC.)
                        CARPET SERVICES OF TAMPA, INC.
                        COMMERCIAL FLOORING SYSTEMS, INC.
                        FLOORING CONSULTANTS, INC.
                        INTERFACE FABRICS GROUP NORTH, INC. (F/K/A GUILFORD OF
                         MAINE, INC.)
                        INTERFACE AMERICAS, INC.
                        INTERFACE ARCHITECTURAL RESOURCES, INC.
                        INTERFACE FABRICS GROUP, INC.
                        INTERFACE FABRICS GROUP MARKETING, INC. (F/K/A INTERFACE
                         FABRICS GROUP MARKETING COMPANY)
                        INTERFACE OVERSEAS HOLDINGS, INC.
                        INTERFACE TEKNIT, INC.
                        INTERFACEFLOR, INC.
                        PANDEL, INC.
                        QUAKER CITY INTERNATIONAL, INC.
                        RE:SOURCE AMERICAS ENTERPRISES, INC.
                        RE:SOURCE COLORADO, INC.
                        RE:SOURCE MINNESOTA, INC.
                        RE:SOURCE NORTH CAROLINA, INC.
                        RE:SOURCE NEW JERSEY, INC.
                        RE:SOURCE NEW YORK, INC.
                        RE:SOURCE OREGON, INC.
                        RE:SOURCE SOUTH FLORIDA, INC.
                        RE:SOURCE SOUTHERN CALIFORNIA, INC.
                        RE:SOURCE WASHINGTON, D.C., INC.
                        SOUTHERN CONTRACT SYSTEMS, INC.
                        SUPERIOR/REISER FLOORING RESOURCES, INC.
                        INTERFACE FABRICS GROUP FINISHING, INC.


                        By:      /s/ Daniel T. Hendrix
                            --------------------------------------------------

                        Name:    Daniel T. Hendrix

                        Title:   Senior Vice President

                        STRATEGIC FLOORING SERVICES, INC.


                        By:      /s/ Keith E. Wright
                            ----------------------------------------------------

                        Name: Keith E. Wright

                        Title:   Treasurer



                        INTERFACE REAL ESTATE HOLDINGS, LLC,
                        By:  BENTLEY PRINCE STREET, INC. (F/K/A
                             BENTLEY MILLS, INC.), ITS SOLE MEMBER


                        By:      /s/ Daniel T. Hendrix
                            ----------------------------------------------------

                        Name: Daniel T. Hendrix

                        Title:   Senior Vice President


                        INTERFACE TEKSOLUTIONS, LLC
                        By:      INTERFACE FABRICS GROUP MARKETING,
                                 INC., its sole member


                                 By:      /s/ Daniel T. Hendrix
                                     -------------------------------------------

                                 Name: Daniel T. Hendrix

                                 Title:   Senior Vice President



                        INTERFACE AMERICAS HOLDINGS, LLC,
                        By:  INTERFACE, INC., its sole member


                        By:      /s/ Daniel T. Hendrix
                            ----------------------------------------------------

                        Name: Daniel T. Hendrix

                        Title:   Senior Vice President

                        INTERFACE AMERICAS RE:SOURCE TECHNOLOGIES, LLC,
                        By:      INTERFACE FLOORING SYSTEMS, INC., its sole
                                 member


                        By:      /s/ Daniel T. Hendrix
                            ----------------------------------------------------

                        Name:    Daniel T. Hendrix

                        Title:   Senior Vice President


                        INTERFACE FABRICS LIMITED


                        By:      /s/ Daniel T. Hendrix
                            ----------------------------------------------------

                        Name:    Daniel T. Hendrix

                        Title:   Director